Exhibit 10.3

FORM OF

REGISTRATION RIGHTS AGREEMENT

BY AND BETWEEN

CBS CORPORATION

AND

CBS OUTDOOR AMERICAS, INC.

DATED AS OF             , 2014

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT, dated as of             , 2014 (this “Agreement”), is by and between CBS Outdoor Americas, Inc., a Maryland corporation (“Outdoor Americas”), and CBS Corporation, a Delaware corporation (“CBS”). CBS and Outdoor Americas are herein referred to individually as a “Party” and collectively as the “Parties.” Unless otherwise defined in this Agreement, all capitalized terms used in this Agreement shall have the meaning set forth in the Master Separation Agreement, dated as of the date hereof, by and between CBS and Outdoor Americas (as amended, modified or supplemented from time to time in accordance with its terms, the “Separation Agreement”).

WHEREAS, Outdoor Americas is presently a wholly owned indirect subsidiary of CBS;

WHEREAS, CBS presently intends to cause Outdoor Americas to issue shares of Outdoor Americas Common Stock in an initial public offering (the “IPO”), by means of a Registration Statement on Form S-11 (File No. 333-189643) (the “IPO Registration Statement”) filed by Outdoor Americas with the U.S. Securities and Exchange Commission (the “SEC”), immediately following which CBS will own at least 80.1% or more of the outstanding shares of common stock, par value $0.01 per share, of Outdoor Americas (“Outdoor Americas Common Stock”);

WHEREAS, following the IPO, CBS presently intends to distribute the Outdoor Americas Common Stock held by CBS in one or more transactions that collectively have the effect that all or a substantial part of the shares of Outdoor Americas Common Stock held by CBS are distributed to all or some of the stockholders of CBS, whenever such transaction(s) shall occur (such transactions, collectively, the “Split-Off”);

WHEREAS, CBS presently intends to effect the Split-Off by (i) consummating an offer to exchange shares of Outdoor Americas Common Stock owned by CBS for shares of CBS Common Stock then outstanding and (ii) in the event that holders of CBS Common Stock subscribe for less than all of the shares of Outdoor Americas Common Stock owned by CBS in such exchange offer, (a) offering the remaining shares of Outdoor Americas Common Stock owned by CBS in one or more subsequent exchange offers and/or (b) distributing the remaining shares of Outdoor Americas Common Stock owned by CBS on a pro rata basis to holders of CBS Common Stock whose shares of CBS Common Stock remain outstanding after consummation of the exchange offer(s) (collectively, the “Distribution”), which may require registration under the Securities Act (as defined below);

WHEREAS, if CBS does not proceed with the Split-Off, CBS may elect to dispose of the shares of Outdoor Americas Common Stock held by CBS in a number of different types of transactions, including open market sales, sales to one or more third parties or pro rata distributions of shares of Outdoor Americas Common Stock or a combination of these transactions, which may require registration under the Securities Act; and

WHEREAS, Outdoor Americas desires to grant to CBS the Registration Rights for the Registrable Securities (as such terms are defined below), subject to the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, intending to be legally bound, the Parties hereto agree as follows:

ARTICLE I

DEFINITIONS

1.1 Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

“Affiliate” has the meaning set forth in the Separation Agreement.

“Agreement” has the meaning set forth in the Preamble to this Agreement.

“Board” means the board of directors of Outdoor Americas.

“Business Days” has the meaning set forth in the Separation Agreement.

“CBS” has the meaning set forth in the Preamble to this Agreement and shall include its successors, by merger, acquisition, reorganization or otherwise.

“Company Public Sale” has the meaning set forth in Section 2.2(a) of this Agreement.

“Demand Registration” has the meaning set forth in Section 2.1(a) of this Agreement.

“Dispute” has the meaning set forth in Section 3.5(c) of this Agreement.

“Distribution” has the meaning set forth in the Recitals to this Agreement.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and any successor thereto, and any rules and regulations promulgated thereunder, all as the same shall be in effect from time to time.

“Holder” shall mean CBS or any of its Subsidiaries, so long as such Person holds any Registrable Securities, and any Person owning Registrable Securities who is a permitted transferee of rights under Section 3.4.

“Initiating Holder” has the meaning set forth in Section 2.1(a) of this Agreement.

“IPO” has the meaning set forth in the Recitals to this Agreement.

“IPO Registration Statement” has the meaning set forth in the Recitals to this Agreement.

“Loss” has the meaning set forth in Section 2.6(a) of this Agreement.

“Losses” has the meaning set forth in Section 2.6(a) of this Agreement.

“Outdoor Americas” has the meaning set forth in the preamble to this Agreement and shall include its successors, by merger, acquisition, reorganization or otherwise.

“Outdoor Americas Common Stock” has the meaning set forth in the Recitals to this Agreement.

“Parties” has the meaning set forth in the Preamble to this Agreement.

“Party” has the meaning set forth in the Preamble to this Agreement.

“Piggyback Registration” has the meaning set forth in Section 2.2(a) of this Agreement.

“Prospectus” means the prospectus included in any Registration Statement, all amendments and supplements to such prospectus, including post-effective amendments, and all other material incorporated by reference in such prospectus.

“Registrable Securities” means any Shares and any securities (including Outdoor Americas Common Stock) issued or issuable directly or indirectly with respect to, in exchange for or in replacement of the Shares, whether by way of a dividend or distribution or stock split or in connection with a combination of shares, recapitalization, merger, consolidation, exchange or other reorganization. The term “Registrable Securities” excludes, however, any security (i) the sale of which has been effectively registered under the Securities Act and which has been disposed of in accordance with a Registration Statement, (ii) that has been sold by a Holder in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof (including transactions pursuant to Rule 144) such that the further disposition of such securities by the transferee or assignee is not restricted under the Securities Act, or (iii) that have been sold by a Holder in a transaction in which such Holder’s rights under this Agreement are not, or cannot be, assigned.

“Registration” means a registration with the SEC of the offer and sale to the public of Outdoor Americas Common Stock under a Registration Statement. The terms “Register” and “Registering” shall have a correlative meaning.

“Registration Expenses” shall mean all expenses incident to Outdoor Americas’s performance of or compliance with this Agreement, including all (i) registration, qualification and filing fees; (ii) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications within the United States of any Registrable Securities being registered); (iii) printing expenses, messenger, telephone and delivery expenses; (iv) internal expenses of Outdoor Americas (including all salaries and expenses of employees of Outdoor Americas performing legal or accounting duties); (v) fees and disbursements of counsel for Outdoor Americas and customary fees and expenses for independent certified public accountants retained by Outdoor Americas (including the expenses of any comfort letters or costs associated with the delivery by Outdoor Americas’s independent certified public accountants of comfort letters customarily requested by underwriters); and (vi) fees and expenses of listing any Registrable Securities on any securities exchange on which the shares of Outdoor Americas Common Stock are then listed and Financial Industry Regulatory Authority registration and filing fees; but excluding any internal expenses of the Holder, any underwriting discounts or commissions attributable to the sale of any Registrable Securities, any stock transfer taxes, and any fees and expenses of counsel to the Holder.

“Registration Period” has the meaning set forth in Section 2.1(c) of this Agreement.

“Registration Rights” shall mean the rights of the Holders to cause Outdoor Americas to Register Registrable Securities pursuant to Article II.

“Registration Statement” means any registration statement of Outdoor Americas filed with, or to be filed with, the SEC under the rules and regulations promulgated under the Securities Act, including the related Prospectus, amendments and supplements to such registration statement, including post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement.

“Registration Suspension” has the meaning set forth in Section 2.1(d) of this Agreement.

“SEC” has the meaning set forth in the Recitals to this Agreement.

“Securities Act” means the U.S. Securities Act of 1933, as amended, and any successor thereto, and any rules and regulations promulgated thereunder, all as the same shall be in effect from time to time.

“Separation Agreement” has the meaning set forth in the Preamble to this Agreement.

“Shares” means all shares of Outdoor Americas Common Stock that are beneficially owned by CBS or any permitted transferee from time to time, whether or not held immediately following the IPO.

“Shelf Registration” means a registration pursuant to a Shelf Registration Statement.

“Shelf Registration Statement” means a Registration Statement of Outdoor Americas for an offering to be made on a delayed or continuous basis of Outdoor Americas Common Stock pursuant to Rule 415 under the Securities Act (or similar provisions then in effect).

“Split-Off” has the meaning set forth in the Recitals to this Agreement.

“Underwritten Offering” means a Registration in which securities of Outdoor Americas are sold to an underwriter or underwriters on a firm commitment basis for reoffering to the public.

1.2 General Interpretive Principles. Interpretation of this Agreement shall be governed by the following rules of construction: (a) words in the singular shall be held to include the plural and vice versa, and words of one gender shall be held to include the other gender as the context requires; (b) references to the terms Article, Section, paragraph and Schedules are references to the Articles, Sections, paragraphs and Schedules of this Agreement unless otherwise specified; (c) references to “$” shall mean U.S. dollars; (d) the word “including” and words of similar import when used in this Agreement shall mean “including without limitation,” unless otherwise specified; (e) the word “or” shall not be exclusive; (f) references to “written” or “in writing” include in electronic form; (g) provisions shall apply, when appropriate, to successive events and transactions; (h) the headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement; if an ambiguity or question of interpretation should arise, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or burdening either Party by virtue of the authorship of any of the provisions in this Agreement or any interim drafts of this Agreement; (i) a reference to any Person includes such Person’s successors and permitted assigns; (j) any reference to “days” means calendar days, unless Business Days are expressly specified; and (k) when calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period shall be excluded, and if the last day of such period is not a Business Day, the period shall end on the next succeeding Business Day.

ARTICLE II

REGISTRATION RIGHTS

2.1 Registration.

(a) Request. Any Holder(s) of Registrable Securities (collectively, the “Initiating Holder”) shall have the right to request that Outdoor Americas file a Registration Statement with the SEC on the appropriate registration form for all or part of the Registrable Securities held by such Holder, by delivering a written request thereof to Outdoor Americas specifying the number of shares of Registrable Securities such Holder wishes to register (a “Demand Registration”). Outdoor Americas shall (i) within five (5) days of the receipt of a Demand Registration, give written notice of such Demand Registration to all Holders of Registrable Securities, and (ii) shall use its reasonable best efforts to cause the Registration Statement to become effective in respect of each Demand Registration in accordance with the intended method of distribution set forth in the written request delivered by the Holder as expeditiously as possible, and Outdoor Americas shall use its reasonable best efforts to file such Registration Statement within 45 days of receipt of such request. Outdoor Americas shall include in such Registration all Registrable Securities with respect to which Outdoor Americas receives, within the ten (10) days immediately following the receipt by the Holder(s) of such notice from Outdoor Americas, a request for inclusion in the registration from the Holder(s) thereof. Each such request from a Holder of Registrable Securities for inclusion in the Registration shall also specify the aggregate amount of Registrable Securities proposed to be registered.

(b) Limitations on Demand Registration Requests. The Holder(s) may collectively make a total of five (5) Demand Registration requests pursuant to Section 2.1(a) (it being understood that the IPO Registration Statement shall not be treated as a Demand Registration or Demand Registration request). Notwithstanding the foregoing, if, at the time of the fifth (5th) Demand Registration, Outdoor Americas is prohibited under then-existing SEC rules from registering all remaining Registrable Securities pursuant to a Shelf Registration, regardless of whether the Holder or Holders has requested that such fifth (5th) Demand Registration be a Shelf Registration or otherwise, then such Demand Registration shall not count toward the total number of Demand Registration requests made by the Holder(s), and the Holder(s) shall continue to be able to make additional Demand Registration requests until such time as Outdoor Americas is permitted under then-existing SEC rules to register all of the remaining Registrable Securities pursuant to a Shelf Registration. In the event that any Person shall have received rights to Demand Registration pursuant to Section 3.4, and such Person shall have made a Demand Registration request, such request shall be treated as having been made by the Holder(s) for purposes of the first sentence of this Section 2.1(b); provided, however, that in no event shall CBS and its Subsidiaries, so long as they hold Registrable Securities, be entitled to less than three (3) Demand Registration requests hereunder. The number of Registrable Securities requested to be registered pursuant to this Section 2.1 must represent more than 10% of the number of Registrable Securities immediately following the completion of the IPO.

(c) Effective Registration. Outdoor Americas shall be deemed to have effected a Registration for purposes of this Section 2.1 if the Registration Statement is declared effective by the SEC or becomes effective upon filing with the SEC, and remains effective until the earlier of (i) the date when all Registrable Securities thereunder have been sold and (ii) ninety (90) days from the effective date of the Registration Statement (or from the date the applicable Prospectus is filed with the SEC if Outdoor Americas is satisfying a request for Demand Registration by filing a Prospectus under an effective Shelf Registration Statement) (the “Registration Period”). No Registration shall be deemed to have been effective if the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such Registration are not satisfied by reason of Outdoor Americas. If, during the Registration Period, such Registration is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court, the Registration Period shall be extended on a day-by-day basis for any period the Holder is unable to complete an offering as a result of such stop order, injunction or other order or requirement of the SEC or other governmental agency or court.

(d) Delay in Filing; Suspension of Registration. If the filing, initial effectiveness or continued use of a Registration Statement would, as reasonably determined in good faith by the general counsel of Outdoor Americas require the disclosure of material non-public information that Outdoor Americas has a bona fide business purpose to keep confidential and the disclosure of which would have a material adverse effect on any active proposal by Outdoor Americas or any of its subsidiaries to engage in any material acquisition, merger, consolidation, tender offer, other business combination, reorganization, securities offering or other material transaction, Outdoor Americas may, upon giving prompt written notice of such action to the Holders, postpone the filing or effectiveness of such registration (a “Registration Suspension”) for a period not to exceed ninety (90) days; provided, however, that Outdoor Americas may exercise a Registration Suspension no more than two (2) times in any 12-month period. Notwithstanding the foregoing, no such delay shall exceed such number of days that Outdoor Americas determines in good faith to be reasonably necessary. Outdoor Americas shall (i) immediately notify the Holders upon the termination of any Registration Suspension, (ii) amend or supplement the Prospectus, if necessary, so it does not contain any misstatement of a material fact, or an omission of a material fact necessary to make a statement not materially misleading, therein, and (iii) furnish to the Holders such numbers of copies of the Prospectus as so amended or supplemented as the Holders may reasonably request. The effectiveness period for any Demand Registration for which Outdoor Americas has exercised a Registration Suspension shall be increased on a day-by-day basis by the period of time such Registration Suspension is in effect.

(e) Underwritten Offering. If the Initiating Holder so indicates at the time of its request pursuant to Section 2.1(a), such offering of Registrable Securities shall be in the form of an Underwritten Offering and Outdoor Americas shall include such information in its written notice to the Holders required under Section 2.1(a). In the event that the Initiating Holder intends to distribute the Registrable Securities by means of an Underwritten Offering, the right of any Holder to include Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. CBS, in the event CBS is participating in the Underwritten Offering, or the Holders of a majority of the outstanding Registrable Securities being included in any Underwritten Offering, in the event CBS is not participating in the Underwritten Offering, shall select the underwriter(s), financial printer, solicitation and/or exchange agent (if any) and counsel for such Underwritten Offering.

(f) Priority of Securities Registered. If the managing underwriter or underwriters of a proposed Underwritten Offering of Registrable Securities included in a Registration pursuant to this Section 2.1 informs the Holders with Registrable Securities in such Registration of such class of Registrable Securities in writing that, in its or their opinion, the number of securities requested to be included in such Registration exceeds the number that can be sold in such offering without being likely to have a significant adverse effect on the price, timing or distribution of the securities offered or the market for the securities offered, the Holders of a majority of the Shares subject to such Registration shall have the right to (i) request the number of Registrable Securities to be included in such Registration be allocated pro rata among the Holders, including the Initiating Holder, to the extent necessary to reduce the total number of Registrable Securities to be included in such offering to the number recommended by the managing underwriter or underwriters; provided that any securities thereby allocated to a Holder that exceed such Holder’s request shall be reallocated among the remaining Holders in like manner or (ii) notify Outdoor Americas in writing that the Registration Statement shall be abandoned or withdrawn, in which event Outdoor Americas shall abandon or withdraw such Registration Statement. In the event the Holders notify Outdoor Americas that such Registration Statement shall be abandoned or withdrawn, such Holders shall not be deemed to have requested a Demand Registration pursuant to Section 2.1(a) and Outdoor Americas shall not be deemed to have effected a Demand Registration pursuant to Section 2.1(b).

(g) Shelf Registration; Convertible Registration; Exchange Registration. With respect to any Demand Registration, the requesting Holders may request Outdoor Americas to effect a registration of the Shares under a Shelf Registration.

(h) SEC Form. Except as set forth in the next sentence, Outdoor Americas shall use its reasonable best efforts to cause Demand Registrations to be registered on Form S-3 (or any successor form), and if Outdoor Americas is not then eligible under the Securities Act to use Form S-3, Demand Registrations shall be registered on Form S-1 or Form S-11, as applicable (or any successor form). Outdoor Americas shall use its reasonable best efforts to become eligible to use Form S-3 and, after becoming eligible to use Form S-3, shall use its reasonable best efforts to remain so eligible. All such Demand Registrations shall comply with applicable requirements of the Securities Act and, together with each prospectus included, filed or otherwise furnished by Outdoor Americas in connection therewith, shall not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

2.2 Piggyback Registrations.

(a) Participation. If Outdoor Americas proposes to file a Registration Statement under the Securities Act with respect to any offering of its Common Stock for its own account and/or for the account of any other Persons (other than (i) a Registration under Section 2.1 hereof, (ii) a Registration pursuant to a Registration Statement on Form S-8 or Form S-4 or similar forms that relate to a transaction subject to Rule 145 under the Securities Act, (iii) any form that does not include substantially the same information, other than information relating to the selling holders or their plan of distribution, as would be required to be included in a Registration Statement covering the sale of Registrable Securities, (iv) in connection with any dividend reinvestment or similar plan, (v) for the sole purpose of offering securities to another entity or its security holders in connection with the acquisition of assets or securities of such entity or any similar transaction or (vi) a Registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities which are also being registered) (a “Company Public Sale”), then, as soon as practicable (but in no event less than fifteen (15) days prior to the proposed date of filing such Registration Statement), Outdoor Americas shall give written notice of such proposed filing to each Holder, and such notice shall offer such Holders the opportunity to Register under such Registration Statement such number of Registrable Securities as each such Holder may request in writing (a “Piggyback Registration”). Subject to Section 2.2(a) and Section 2.2(c), Outdoor Americas shall include in such Registration Statement all such Registrable Securities which are requested to be included therein within fifteen (15) Business Days after the receipt of any such notice; provided, however, that if, at any time after giving written notice of its intention to Register any securities and prior to the effective date of the Registration Statement filed in connection with such Registration, Outdoor Americas shall determine for any reason not to Register or to delay Registration of such securities, Outdoor Americas may, at its election, give written notice of such determination to each such Holder and, thereupon, (i) in the case of a determination not to Register, shall be relieved of its obligation to Register any Registrable Securities in connection with such Registration, without prejudice, however, to the rights of any Holder to request that such Registration be effected as a Demand Registration under Section 2.1, and (ii) in the case of a determination to delay Registering, shall be permitted to delay Registering any Registrable Securities, for the same period as the delay in

Registering such other shares of Common Stock. No Registration effected under this Section 2.2 shall relieve Outdoor Americas of its obligation to effect any Demand Registration under Section 2.1. If the offering pursuant to such Registration Statement is to be underwritten, then each Holder making a request for a Piggyback Registration pursuant to this Section 2.2(a) shall, and Outdoor Americas shall use reasonable best efforts to coordinate arrangements with the underwriters so that each such Holder may, participate in such Underwritten Offering. If the offering pursuant to such Registration Statement is to be on any other basis, then each Holder making a request for a Piggyback Registration pursuant to this Section 2.2(a) shall, and Outdoor Americas shall use reasonable best efforts to coordinate arrangements so that each such Holder may, participate in such offering on such basis. For purposes of clarification, Outdoor Americas’s filing of a Shelf Registration Statement shall not be deemed to be a Company Public Sale; provided, however, that any prospectus supplement filed pursuant to a Shelf Registration Statement with respect to an offering of Outdoor Americas’s Common Stock for its own account and/or for the account of any other Persons will be a Company Public Sale, unless such offering qualifies for an exemption from Outdoor Americas Public Sale definition in this Section 2.2(a).

(b) Right to Withdraw. Each Holder shall have the right to withdraw such Holder’s request for inclusion of its Registrable Securities in any Underwritten Offering pursuant to this Section 2.2(b) at any time prior to the execution of an underwriting agreement with respect thereto by giving written notice to Outdoor Americas of such Holder’s request to withdraw and, subject to the preceding clause, each Holder shall be permitted to withdraw all or part of such Holder’s Registrable Securities from a Piggyback Registration at any time prior to the effective date thereof.

(c) Priority of Piggyback Registration. If the managing underwriter or underwriters of any proposed Underwritten Offering of a class of Registrable Securities included in a Piggyback Registration informs Outdoor Americas and Holders in writing that, in its or their opinion, the number of securities of such class which such Holder and any other Persons intend to include in such offering exceeds the number which can be sold in such offering without being likely to have an adverse effect on the price, timing or distribution of the securities offered or the market for the securities offered, then the securities to be included in such Registration shall be (i) first, all securities of Outdoor Americas and any other Persons (other than Outdoor Americas’s executive officers and directors) for whom Outdoor Americas is effecting the Registration, as the case may be, proposes to sell, (ii) second, the number of Registrable Securities of such class that, in the opinion of such managing underwriter or underwriters, can be sold without having such adverse effect, with such number to be allocated pro rata among the Holders that have requested to participate in such Registration based on the relative number of Registrable Securities of such class requested by such Holder to be included in such sale (provided that any securities thereby allocated to a Holder that exceed such Holder’s request shall be reallocated among the remaining requesting Holders in like manner), subject to any superior contractual rights of other holders, (iii) third, the number of securities of executive officers and directors for whom Outdoor Americas is effecting the Registration, as the case may be, with such number to be allocated pro rata among the executive officers and directors, and (iv) fourth, any other securities eligible for inclusion in such Registration, allocated among the holders of such securities in such proportion as Outdoor Americas and those holders may agree.

(d) Underwritten Offering. If any Piggyback Registration is an underwritten offering and any of the investment banker(s) or manager(s) selected to administer the offering was not one of the joint book-running managers of the IPO, such investment banker or manager shall not administer such offering if the Holders of a majority of the Shares included in such Piggyback Registration reasonably object thereto. The Holders of a majority of the Shares included in any Piggyback Registration shall have the right to select counsel for the Holders of the Shares included in such Piggyback Registration.

2.3 Registration Procedures.

(a) In connection with Outdoor Americas’s Registration obligations under Section 2.1 and Section 2.2, Outdoor Americas shall use its reasonable best efforts to effect such Registration to permit the sale of such Registrable Securities in accordance with the intended method or methods of distribution thereof as expeditiously as reasonably practicable (but in no event, in the case of the initial filing of the registration statement, later than thirty (30) days after the date of a demand under Section 2.1 if the applicable registration form is Form S-3 or a successor form, and for any other form, sixty (60) days from the date of such demand), and in connection therewith Outdoor Americas shall:

(i) prepare and file the required Registration Statement including all exhibits and financial statements required under the Securities Act to be filed therewith, and before filing with the SEC a Registration Statement or Prospectus, or any amendments or supplements thereto, (A) furnish to the underwriters, if any, and to the Holders, copies of all documents prepared to be filed, which documents will be subject to the review of such underwriters and such Holders and their respective counsel, and (B) not file with the SEC any Registration Statement or Prospectus or amendments or supplements thereto to which Holders or the underwriters, if any, shall reasonably object;

(ii) except in the case of a Shelf Registration, prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all of the Shares registered thereon until the earlier of (A) such time as all of such Shares have been disposed of in accordance with the intended methods of disposition set forth in such registration statement or (B) the expiration of nine (9) months after such registration statement becomes effective, plus the number of days that any filing or effectiveness has been delayed under Section 2.1(d);

(iii) in the case of a Shelf Registration (but not including any Convertible Registration), prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Shares subject thereto for a period ending on the earlier of (A) 36 months after the effective date of such registration statement plus the number of days that any filing or effectiveness has been delayed under Section 2.1(d), and (B) the date on which all the Shares subject thereto have been sold pursuant to such registration statement;

(iv) notify the participating Holders and the managing underwriter or underwriters, if any, and (if requested) confirm such advice in writing and provide copies of the relevant documents, as soon as reasonably practicable after notice thereof is received by Outdoor Americas (A) when the applicable Registration Statement or any amendment thereto has been filed or becomes effective, when the applicable Prospectus or any amendment or supplement to such Prospectus has been filed, (B) of any written comments by the SEC or any request by the SEC or any other federal or state governmental authority for amendments or supplements to such Registration Statement or such Prospectus or for additional information, (C) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or any order preventing or suspending the use of any preliminary or final Prospectus or the initiation or threatening of any proceedings for such purposes, (D) if, at any time, the representations and warranties of Outdoor Americas in any applicable underwriting agreement cease to be true and correct in all material respects, and (E) of the receipt by Outdoor Americas of any notification with respect to the suspension of the qualification of the Registrable Securities for offering or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

(v) subject to Section 2.1(d), promptly notify each selling Holder and the managing underwriter or underwriters, if any, when Outdoor Americas becomes aware of the occurrence of any event as a result of which the applicable Registration Statement or the Prospectus included in such Registration Statement (as then in effect) contains any misstatement of a material fact, or an omission of a material fact necessary to make a statement not materially misleading (in the case of such Prospectus and any preliminary Prospectus, in light of the circumstances under such statement was made) or, if for any other reason it shall be necessary during such time period to amend or supplement such Registration Statement or Prospectus in order to comply with the Securities Act and, in either case as promptly as reasonably practicable thereafter, prepare and file with the SEC, and furnish without charge to the selling Holder and the managing underwriter or underwriters, if any, an amendment or supplement to such Registration Statement or Prospectus which will correct such misstatement or omission or effect such compliance;

(vi) use its reasonable best efforts to prevent or obtain the withdrawal of any stop order or other order suspending the use of any preliminary or final Prospectus;

(vii) promptly incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriter or underwriters and the Holders agree should be included therein relating to the plan of distribution with respect to such Registrable Securities; and make all required filings of such Prospectus supplement or post-effective amendment as soon as reasonably practicable after being notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

(viii) furnish to each selling Holder and each underwriter, if any, without charge, as many conformed copies as such Holder or underwriter may reasonably request of the applicable Registration Statement and any amendment or post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

(ix) deliver to each selling Holder and each underwriter, if any, without charge, as many copies of the applicable Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Holder or underwriter may reasonably request (it being understood that Outdoor Americas consents to the use of such Prospectus or any amendment or supplement thereto by each selling Holder and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto) and such other documents as such selling Holder or underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities by such Holder or underwriter;

(x) on or prior to the date on which the applicable Registration Statement is declared effective or becomes effective, use its reasonable best efforts to register or qualify, and cooperate with each selling Holder, the managing underwriter or underwriters, if any, and their respective counsel, in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or “Blue Sky” laws of each state and other jurisdiction of the United States as any selling Holder or managing underwriter or underwriters, if any, or their respective counsel reasonably request in writing and do any and all other acts or things reasonably necessary or advisable to keep such registration or qualification in effect for so long as such Registration Statement remains in effect and so as to permit the continuance of sales and dealings in such jurisdictions of the United States for so long as may be necessary to complete the distribution of the Registrable Securities covered by the Registration Statement; provided that Outdoor Americas will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to taxation or general service of process in any such jurisdiction where it is not then so subject;

(xi) in connection with any sale of Registrable Securities that will result in such securities no longer being Registrable Securities, cooperate with each selling Holder and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive Securities Act legends; and to register such Registrable Securities in such denominations and such names as such selling Holder or the underwriter(s), if any, may request at least two (2) Business Days prior to such sale of Registrable Securities; provided that Outdoor Americas may satisfy its obligations hereunder without issuing physical stock certificates through the use of the Depository Trust Company’s Direct Registration System;

(xii) cooperate and assist in any filings required to be made with the Financial Industry Regulatory Authority and each securities exchange, if any, on which any of Outdoor Americas’s securities are then listed or quoted and on each inter-dealer quotation system on which any of Outdoor Americas’s securities are then quoted, and in the performance of any due diligence investigation by any underwriter (including any “qualified independent underwriter”) that is required to be retained in accordance with the rules and regulations of each such exchange, and use its reasonable best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriter or underwriters, if any, to consummate the disposition of such Registrable Securities;

(xiii) not later than the effective date of the applicable Registration Statement, provide a CUSIP number for all Registrable Securities and provide the applicable transfer agent with printed certificates for the Registrable Securities which are in a form eligible for deposit with The Depository Trust Company; provided that Outdoor Americas may satisfy its obligations hereunder without issuing physical stock certificates through the use of the Depository Trust Company’s Direct Registration System;

(xiv) obtain for delivery to and addressed to each selling Holder and to the underwriter or underwriters, if any, opinions from the general counsel or deputy general counsel for Outdoor Americas, in each case dated the effective date of the Registration Statement or, in the event of an Underwritten Offering, the date of the closing under the underwriting agreement, and in each such case in customary form and content for the type of Underwritten Offering;

(xv) in the case of an Underwritten Offering, obtain for delivery to and addressed to Outdoor Americas and the managing underwriter or underwriters and, to the extent requested, each selling Holder, a cold comfort letter from Outdoor Americas’s independent certified public accountants in customary form and content for the type of Underwritten Offering, dated the date of execution of the underwriting agreement and brought down to the closing under the underwriting agreement;

(xvi) use its reasonable best efforts to comply with all applicable rules and regulations of the SEC and make generally available to its security holders, as soon as reasonably practicable, but no later than ninety (90) days after the end of the twelve (12)-month period beginning with the first day of Outdoor Americas’s first quarter commencing after the effective date of the applicable Registration Statement, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and the rules and regulations promulgated thereunder and covering the period of at least twelve (12) months, but not more than eighteen (18) months, beginning with the first month after the effective date of the Registration Statement;

(xvii) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by the applicable Registration Statement from and after a date not later than the effective date of such Registration Statement;

(xviii) cause all Registrable Securities covered by the applicable Registration Statement to be listed on each securities exchange on which any of Outdoor Americas’s securities are then listed or quoted and on each inter-dealer quotation system on which any of Outdoor Americas’s securities are then quoted;

(xix) provide (A) each Holder participating in the Registration, (B) the underwriters (which term, for purposes of this Agreement, shall include a Person deemed to be an underwriter within the meaning of Section 2(11) of the Securities Act), if any, of the Registrable Securities to be registered, (C) the sale or placement agent therefor, if any, (D) counsel for such underwriters or agent, and (E) any attorney, accountant or other agent or representative retained by such Holder or any such underwriter, as selected by such Holder, the opportunity to participate in the preparation of such Registration Statement, each prospectus included therein or filed with the SEC, and each amendment or supplement thereto, and to require the insertion therein of material, furnished to Outdoor Americas in writing, which in the reasonable judgment of such Holder(s) and their counsel should be included; and for a reasonable period prior to the filing of such registration statement, make available upon reasonable notice at reasonable times and for reasonable periods for inspection by the parties referred to in (A) through (E) above, all pertinent financial and other records, pertinent corporate documents and properties of Outdoor Americas that are available to Outdoor Americas, and cause all of Outdoor Americas’s officers, directors and employees and the independent public accountants who have certified its financial statements to make themselves available at reasonable times and for reasonable periods to discuss the business of Outdoor Americas and to supply all information available to Outdoor Americas reasonably requested by any such Person in connection with such Registration Statement as shall be necessary to enable them to exercise their due diligence responsibility, subject to the foregoing;

(xx) cause the senior executive officers of Outdoor Americas to participate at reasonable times and for reasonable periods in the customary “road show” presentations that may be reasonably requested by the managing underwriter or underwriters in any such Underwritten Offering and otherwise to facilitate, cooperate with, and participate in each proposed offering contemplated herein and customary selling efforts related thereto, except to the extent that such participation materially interferes with the management of Outdoor Americas’s business; provided that the effectiveness period for any Demand Registration shall be increased on a day-by-day basis by the period of time that management cannot participate; and

(xxi) take all other customary steps reasonably necessary to effect the registration of the Registrable Securities contemplated hereby.

(b) As a condition precedent to any Registration hereunder, Outdoor Americas may require each Holder as to which any Registration is being effected to furnish to Outdoor Americas such information regarding the distribution of such securities and such other information relating to such Holder, its ownership of Registrable Securities and other matters as Outdoor Americas may from time to time reasonably request in writing. Each such Holder agrees to furnish such information to Outdoor Americas and to cooperate with Outdoor Americas as reasonably necessary to enable Outdoor Americas to comply with the provisions of this Agreement.

(c) CBS agrees, and any other Holder agrees by acquisition of such Registrable Securities, that, upon receipt of any written notice from Outdoor Americas of the occurrence of any event of the kind described in Section 2.3(a)(v), such Holder will forthwith discontinue disposition of Registrable Securities pursuant to such Registration Statement until such Holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 2.3(a)(v), or until such Holder is advised in writing by Outdoor Americas that the use of the Prospectus may be resumed, and if so directed by Outdoor Americas, such Holder will deliver to Outdoor Americas (at Outdoor Americas’s expense) all copies, other than permanent file copies then in such Holder’s possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event Outdoor Americas shall give any such notice, the period during which the applicable Registration Statement is required to be maintained effective shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such Registration Statement either receives the copies of the supplemented or amended Prospectus contemplated by Section 2.3(a)(v) or is advised in writing by Outdoor Americas that the use of the Prospectus may be resumed.

(d) In the event of a public sale of Outdoor Americas’s equity securities in an Underwritten Offering, whether or not the Holders participate therein, the Holders hereby agree, and Outdoor Americas agrees that it shall cause its executive officers and directors to agree, if requested by the managing underwriter or underwriters in such Underwritten Offering, not to effect any sale or distribution (including any offer to sell, contract to sell, short sale or any option to purchase) of any securities (except, in each case, as part of the applicable Registration, if permitted hereunder) that are the same as or similar to those being Registered in connection with such Company Public Sale, or any securities convertible into or exchangeable or exercisable for such securities, during the period beginning five (5) days before, and ending ninety (90) days (or such lesser period as may be permitted by Outdoor Americas or such managing underwriter or underwriters) after, the effective date of the Registration Statement filed in connection with such Registration, to the extent timely notified in writing by Outdoor Americas or the managing underwriter or underwriters. The Holders also agree to execute an agreement evidencing the restrictions in this Section 2.2(d) in customary form, which form is satisfactory to Outdoor Americas and the underwriters; provided that such restrictions may be included in the underwriting agreement. Outdoor Americas may impose stop-transfer instructions with respect to the securities subject to the foregoing restriction until the end of the required stand-off period.

(e) Holdback and Lock-Up Agreements.

(i) In the case of an Underwritten Offering, Outdoor Americas shall not effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven (7) days prior to and during the ninety (90)-day period beginning on the effective date of any registration statement in connection with a Demand Registration (other than a Shelf Registration) or a Piggyback Registration, except pursuant to registrations on Form S-8 or any successor form or unless the underwriters managing any such public offering otherwise agree. If so requested by the lead underwriter of such Underwritten Offering, Outdoor Americas shall cause its directors and officers to enter into customary lock-up agreements with the underwriters for the same period.

(ii) If the Holders of Shares notify Outdoor Americas in writing that they intend to effect an underwritten sale of Shares registered pursuant to a Shelf Registration pursuant to Section 2.1 hereof, Outdoor Americas shall not effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for its equity securities, during the seven (7) days prior to and during the ninety (90)-day period beginning on the date such notice is received, except pursuant to registrations on Form S-8 or any successor form or unless the underwriters managing any such public offering otherwise agree.

(iii) If Outdoor Americas completes an underwritten registration with respect to any of its securities (whether offered for sale by Outdoor Americas or any other Person) on a form and in a manner that would have permitted registration of the Shares, if no Holder requested the inclusion of any Shares in such registration, and if Outdoor Americas gives each Holder at least twenty (20) days prior written notice of the approximate date on which such offering is expected to be commenced, the Holders shall not effect any public sales or distributions of equity securities of Outdoor Americas, or any securities convertible into or exchangeable or exercisable for such securities, until the termination of the holdback period required from Outdoor Americas by any underwriters in connection with such previous registrations; provided that the holdback period applicable to the Holders shall (i) in no event be longer than a period of seven (7) days before and ninety (90) days after the effective date of such registration or apply to the Holders more than once in any eighteen (18) month period, (ii) not apply to any Distribution under the Master Separation Agreement, (iii) not apply to any securities of Outdoor Americas acquired on the open market, (iv) not apply to any Holder owning less than 10% of Outdoor Americas’s outstanding voting securities, and (v) not apply unless all directors and officers of Outdoor Americas and holders of 10% or more of Outdoor Americas’s outstanding voting securities are bound by the same holdback restrictions as are intended to apply to the Holders.

2.4 Underwritten Offerings. If requested by the managing underwriters for any Underwritten Offering requested by Holders pursuant to a Registration under Section 2.1, Outdoor Americas shall enter into an underwriting agreement with such underwriters for such offering, such agreement to be reasonably satisfactory in substance and form to Outdoor Americas and the underwriters. Such agreement shall contain such representations and warranties by Outdoor Americas and such other terms as are generally prevailing in agreements of that type. Outdoor Americas may require that the Shares requested to be registered pursuant to Section 2.2 be included in such underwriting on the same terms and conditions as shall be applicable to the other securities being sold through underwriters under such registration; provided, however, that no Selling Holder shall be required to make any representations or warranties to Outdoor Americas or the underwriters (other than representations and warranties regarding such Holder and such Holder’s intended method of distribution) or to undertake any indemnification obligations to Outdoor Americas or the underwriters with respect thereto, except as otherwise provided in Section 2.6 hereof. The Selling Holders shall be parties to any such underwriting agreement, and the representations and warranties by, and the other agreements on the part of, Outdoor Americas to and for the benefit of such underwriters shall also be made to and for the benefit of such Selling Holders. The representations and warranties by, and the other agreements on the part of, the underwriters and the Selling Holders to and for the benefit of the other shall also be made to and for the benefit of Outdoor Americas.

2.5 Registration Expenses Paid by Company. In the case of any registration of Registrable Securities required pursuant to this Agreement (including any registration that is delayed or withdrawn), CBS shall pay all Registration Expenses regardless of whether the Registration Statement becomes effective with the exception of expenses in clause (iv) of the definition of Registration Expenses, which shall be paid by Outdoor Americas.

2.6 Indemnification.

(a) Indemnification by Company. Outdoor Americas agrees to indemnify and hold harmless, to the full extent permitted by law, each Holder, such Holder’s Affiliates and their respective officers, directors, employees, advisors, and agents and each Person who controls (within the meaning of the Securities Act or the Exchange Act) such Persons from and against any and all losses, claims, damages, liabilities (or actions or proceedings in respect thereof, whether or not such indemnified party is a party thereto) and expenses, joint or several (including reasonable costs of investigation and legal expenses) (each, a “Loss” and collectively, “Losses”) arising out of or based upon (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement under which the sale of such Registrable Securities was Registered under the Securities Act (including any final or preliminary Prospectus contained therein or any amendment thereof or supplement thereto or any documents incorporated by reference therein), or any such statement made in any free writing prospectus (as defined in Rule 405 under the Securities Act) that Outdoor Americas has filed or is required to file pursuant to Rule 433(d) of the Securities Act, (ii) any misstatement of a material fact, or an omission of a material fact necessary to make a statement not materially misleading (in the case of a Prospectus, preliminary Prospectus or free writing prospectus, in light of the circumstances under which such statement was made); provided, however, that Outdoor Americas shall not be liable to any particular indemnified party in any such case to the extent that any such Loss arises out of or is based upon a misstatement of a material fact, or an omission of a material fact necessary to make a statement not materially misleading, in any such Registration Statement (i) in reliance upon and in conformity with written information furnished to Outdoor Americas by such indemnified party expressly for use in the preparation thereof or (ii) which has been corrected in a subsequent filing with the SEC but such indemnified party nonetheless failed to provide such corrected filing to the Person asserting such Loss, in breach of the indemnified party’s obligations under applicable law. This indemnity shall be in addition to any liability Outdoor Americas may otherwise have. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder or any indemnified party and shall survive the transfer of such securities by such Holder.

(b) Indemnification by the Selling Holder. Each selling Holder agrees (severally and not jointly) to indemnify and hold harmless, to the full extent permitted by law, Outdoor Americas, its directors, officers, employees, advisors, and agents and each Person who controls Outdoor Americas (within the meaning of the Securities Act and the Exchange Act) from and against any Losses arising out of or based upon (i) any misstatement of a material fact, or an omission of a material fact necessary to make a statement not materially misleading, in any Registration Statement under which the sale of such Registrable Securities was Registered under the Securities Act (including any final or preliminary Prospectus contained therein or any amendment thereof or supplement thereto or any documents incorporated by reference therein), or any such statement made in any free writing prospectus that Outdoor Americas has filed or is required to file pursuant to Rule 433(d) of the Securities Act, or (ii) any misstatement of a material fact, or an omission of a material fact necessary to make a statement not materially misleading required to be stated therein or necessary to make the statements therein (in the case of a Prospectus, preliminary Prospectus or free writing prospectus, in light of the circumstances under which such statement was made) to the extent, but, in each case (i) or (ii), only to the extent, that such misstatement or omission is contained in any information furnished in writing by such selling Holder to Outdoor Americas specifically for inclusion in such Registration Statement, Prospectus, preliminary Prospectus or free writing prospectus and has not been corrected in a subsequent filing with the SEC provided to the Person asserting such Loss prior to or concurrently with the sale of the Registrable Securities to such Person. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder under the sale of the Registrable Securities giving rise to such indemnification obligation. This indemnity shall be in addition to any liability the selling Holder may otherwise have. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of Outdoor Americas or any indemnified party.

(c) Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that any delay or failure to so notify the indemnifying party shall relieve the indemnifying party of its obligations hereunder to the extent that it is materially prejudiced by reason of such delay or failure) and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any Person entitled to indemnification hereunder shall have the right to select and employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (i) the indemnifying party has agreed in writing to pay such fees or expenses, (ii) the indemnifying party shall have failed to assume the defense of such claim within a reasonable time after receipt of notice of such claim from the Person entitled to indemnification hereunder and employ counsel reasonably satisfactory to such Person, (iii) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, or (iv) in the reasonable judgment of any such Person, based upon advice of its counsel, a conflict of interest may exist between such Person and the indemnifying party with respect to such claims (in which case, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person). If such defense is not assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent, but such consent may not be unreasonably withheld, conditioned or delayed. If the indemnifying party assumes the defense, the indemnifying party shall not have the right to settle such action without the consent of the indemnified party, which consent may not be unreasonably withheld, conditioned or delayed. No indemnifying party shall consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of an unconditional release from all liability in respect to such claim or litigation. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm admitted to practice in such jurisdiction at any one time from all such indemnified party or parties, unless (x) the employment of more than one counsel has been authorized in writing by the indemnified party or parties, (y) an indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it that are different from or in addition to those available to the other indemnified parties or (z) a conflict or potential conflict exists or may exist (based on advice of counsel to an indemnified party) between such indemnified party and the other indemnified parties, in each of which cases the indemnifying party shall be obligated to pay the reasonable fees and expenses of such additional counsel or counsels.

(d) Contribution. If for any reason the indemnification provided for in Section 2.6(a) or Section 2.6(b) is unavailable to an indemnified party or insufficient to hold it harmless as contemplated by Section 2.6(a) or Section 2.6(b), then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such Loss in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and the indemnified party, on the other hand. The relative fault shall be determined by reference to, among other things, whether the misstatement of a material fact, or an omission of a material fact necessary to make a statement not materially misleading relates to information supplied by the indemnifying party or the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such misstatement or omission. Notwithstanding anything in this Section 2.6(d) to the contrary, no indemnifying party (other than Outdoor Americas) shall be required pursuant to this Section 2.6(d) to contribute any amount in excess of the amount by which the net proceeds received by such indemnifying party from the sale of Registrable Securities in the offering to which the Losses of the indemnified parties relate (before deducting expenses, if any) exceeds the amount of any damages which such indemnifying party has otherwise been required to pay by reason of such misstatement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 2.6(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in this Section 2.6(d). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The amount paid or payable by an indemnified party hereunder shall be deemed to include, for purposes of this Section 2.6(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating, preparing to defend or defending against or appearing as a third-party witness in respect of, or otherwise incurred in connection with, any such loss, claim, damage, expense, liability, action, investigation or proceeding. If indemnification is available under this Section 2.6, the indemnifying parties shall indemnify each indemnified party to the full extent provided in Section 2.6(a) and Section 2.6(b) hereof without regard to the relative fault of said indemnifying parties or indemnified party.

2.7 Reporting Requirements; Rule 144. Outdoor Americas shall use its reasonable best efforts to be and remain in compliance with the periodic filing requirements imposed under the SEC’s rules and regulations, including the Exchange Act, and any other applicable laws or rules, and thereafter, shall timely file such information, documents and reports as the SEC may require or prescribe under Section 13 or 15(d) (whichever is applicable) of the Exchange Act. If

Outdoor Americas is not required to file such reports during such period, it will, upon the request of any Holder, make publicly available such necessary information for so long as necessary to permit sales pursuant to Rule 144 or Regulation S under the Securities Act, and it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without Registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 or Regulation S under the Securities Act, as such Rules may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC.

2.8 Other Registration Rights. Outdoor Americas shall not grant to any Persons the right to request Outdoor Americas to register any equity securities of Outdoor Americas, or any securities convertible or exchangeable into or exercisable for such securities, whether pursuant to “demand,” “piggyback,” or other rights, unless such rights are subject and subordinate to the rights of the Holders under this Agreement.

ARTICLE III

MISCELLANEOUS

3.1 Term. Except as set forth in Section 3.4, this Agreement shall terminate upon the Registration or other sale, transfer or disposition of all the Registrable Securities from CBS or any of its Subsidiaries to a Person other than CBS or any of its Subsidiaries, except for the provisions of Section 2.5 and Section 2.6 and all of this Article III, which shall survive any such termination.

3.2 Attorneys’ Fees. In any action or proceeding brought to enforce any provision of this Agreement or where any provision hereof is validly asserted as a defense, the successful party shall, to the extent permitted by applicable law, be entitled to recover reasonable attorneys’ fees in addition to any other available remedy.

3.3 Notices. All notices, other communications or documents provided for or permitted to be given hereunder, shall be made in writing and shall be given either personally by hand delivery, by facsimile transmission, by mailing the same in a sealed envelope, registered first-class mail, postage prepaid, return receipt requested, or by air courier guaranteeing overnight delivery:

(a)	if to Outdoor Americas:

CBS Outdoor Americas, Inc.

405 Lexington Avenue, 17th Floor

New York, New York 10174

Attn.: General Counsel

(b)	if to the Holders:

CBS Corporation

51 West 52nd Street

New York, New York 10019

Attn.: General Counsel

Each Holder, by written notice given to Outdoor Americas in accordance with this Section 3.3 may change the address to which notices, other communications or documents are to be sent to such Holder. All notices, other communications or documents shall be deemed to have been duly given: (i) at the time delivered by hand, if personally delivered; (ii) when receipt is acknowledged in writing by addressee, if by facsimile transmission; (iii) five (5) Business Days after being deposited in the mail, postage prepaid, if mailed by first class mail; and (iv) on the first business day with respect to which a reputable air courier guarantees delivery; provided, however, that notices of a change of address shall be effective only upon receipt.

3.4 Successors, Assigns and Transferees. This Agreement and all provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Outdoor Americas may assign this Agreement at any time in connection with a sale or acquisition of Outdoor Americas, whether by merger, consolidation, sale of all or substantially all of Outdoor Americas’s assets, or similar transaction, without the consent of the Holders; provided that the successor or acquiring Person agrees in writing to assume all of Outdoor Americas’s rights and obligations under this Agreement. A Holder may assign its rights and obligations under this Agreement to any transferee that acquires at least 5% of the number of Registrable Securities immediately following the completion of the IPO and executes an agreement to be bound hereby in the form attached hereto as Exhibit A, an executed counterpart of which shall be furnished to Outdoor Americas. Notwithstanding the foregoing, if such transfer is subject to covenants, agreements or other undertakings restricting transferability thereof, the Registration Rights shall not be transferred in connection with such transfer, unless such transferee complies with all such covenants, agreements and other undertaking.

3.5 GOVERNING LAW; NO JURY TRIAL.

(a) This Agreement (and any claims or disputes arising out of or related to this Agreement or to the transactions contemplated by this Agreement or to the inducement of any Party to enter into this Agreement or the transactions contemplated by this Agreement, whether for breach of contract, tortious conduct or otherwise and whether predicated on common law, statute or otherwise) shall in all respects be governed by, and construed in accordance with, the Laws of the State of New York, including all matters of construction, validity and performance, in each case without reference to any conflict of Law rules that might lead to the application of the Laws of any other jurisdiction (other than Section 5-1401 and Section 5-1402 of the General Obligations Law of the State of New York).

(b) EACH OF THE PARTIES WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH OF THE PARTIES (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OR OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT

AND THE TRANSACTIONS CONTEMPLATED HEREBY, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 3.5(b).

(c) Any dispute, controversy or claim arising out of or relating to this Agreement, or the validity, interpretation, breach or termination thereof (a “Dispute”), shall be resolved in accordance with the procedures set forth in Article VII of the Master Separation Agreement, which shall be the sole and exclusive procedures for the resolution of any such Dispute, unless otherwise specified in Article VII of the Master Separation Agreement.

3.6 Specific Performance. Subject to the provisions of Section 3.5, in the event of any actual or threatened default in, or breach of, any of the terms, conditions and provisions of this Agreement, the party or parties who are or are to be thereby aggrieved shall have the right to specific performance and injunctive or other equitable relief of its rights under this Agreement, in addition to any and all other rights and remedies at law or in equity, and all such rights and remedies shall be cumulative. The parties agree that the remedies at law for any breach or threatened breach, including monetary damages, are inadequate compensation for any loss and that any defense in any action for specific performance that a remedy at law would be adequate is waived. Any requirements for the securing or posting of any bond with such remedy are waived by each of the parties to this Agreement.

3.7 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced under any Law or as a matter of public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated by this Agreement is not affected in any manner materially adverse to any Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated by this Agreement be consummated as originally contemplated to the greatest extent possible.

3.8 Amendment; Waiver.

(a) This Agreement may not be amended or modified and waivers and consents to departures from the provisions hereof may not be given, except by an instrument or instruments in writing making specific reference to this Agreement and signed by Outdoor Americas, and the Holders of a majority of the Registrable Securities.

(b) The waiver by any Party hereto of a breach of any provision of this Agreement shall not operate or be construed as a further or continuing waiver of such breach or as a waiver of any other or subsequent breach. Except as otherwise expressly provided herein, no failure on the part of any Party to exercise, and no delay in exercising, any right, power or remedy hereunder, or otherwise available in respect hereof at law or in equity, shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power or remedy by such Party preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

3.9 Further Assurances. Each of the Parties hereto shall execute and deliver all additional documents, agreements and instruments and shall do any and all acts and things reasonably requested by the other Party hereto in connection with the performance of its obligations undertaken in this Agreement.

3.10 Counterparts. This Agreement may be executed in one or more counterparts, and by each Party in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or portable document format (PDF) shall be as effective as delivery of a manually executed counterpart of this Agreement.

[The remainder of page intentionally left blank. Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

CBS OUTDOOR AMERICAS, INC.

By:
Name:
Title:

CBS CORPORATION

By:
Name:
Title:

EXHIBIT A

THIS INSTRUMENT forms part of the Registration Rights Agreement (the “Agreement”), dated as of             , 2014, by and among CBS Outdoor Americas Inc., a Maryland corporation (“Outdoor Americas”), and CBS Corporation, a Delaware corporation (“CBS”). The undersigned hereby acknowledges having received a copy of the Agreement and having read the Agreement in its entirety, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, hereby agrees that the terms and conditions of the Agreement binding upon and inuring to the benefit of CBS shall be binding upon and inure to the benefit of the undersigned and its successors and permitted assigns as if it were an original party to the Agreement.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this      day of                 .

(Signature of Transferee)

Print Name

A-1